LightPath® TECHNOLOGIES™

LightPath Technologies, Inc.

(NASDAQ: LPTH)


aerospace
defense
industrial
instrumentation
medical



Shareholder Presentation
February 2011



LightPath® TECHNOLOGIES™

Company Overview

LightPath Technologies is a manufacturer, designer & developer of high volume, low cost optical components and assemblies

- **Diversified product base**
  - Glass aspheric optics-visible and infrared
  - Collimators, isolators, mounted lenses
  - GRADIUM glass lenses
  - Build products that manage light
- **Strong IP portfolio of 50 U.S. patents**
- **New Business Strategy**
  - Reduced cost structure
  - Expand served markets
    - Laser applications - Telecom and data communications, Industrial tools, Micro-projectors
    - Infrared Optics - Thermal Imaging, Sensors, Security
    - FTTH – Internet, HDTV, Smart phones, Cloud computing
- **Global Presence**
  - Corporate headquarters in Orlando, Florida
    - 22,000 sq. ft. facility
    - 6,000 sq. ft of clean room
  - China sales & manufacturing facility in Shanghai, China
    - 17,000 sq. ft.
    - 7,000 sq. ft. of Clean Room



Corporate HQ - Orlando, FL


LightPath

China Facility – Jiading Shanghai, China

Financial Highlights



14000
12000
10000
8000
6000
4000
2000
0
USD (thousands)
Revenue
Gross Margin
65% GM CAGR
2008
2009
2010
2011-f
Fiscal Year

- With our new strategy in place, we have successfully cut costs therefore increasing gross profit and margin
- Currently we are utilizing 48% of capacity
- Many of our costs are fixed and will be absorbed as sales increase, further increasing our gross profit and margin

We anticipate strong top-line and bottom-line growth with the continued enhancement of shareholder value as we transition to new markets, work to qualify our products with new customers and deal with volatile market conditions.

LightPath® TECHNOLOGIES™

Lens Cost Improvement
FY2007 - FY2010


167%
57%
-86%
Units
Cost
Margin

Comparison of actual Units, ASP, Costs and Gross Margins between FY2010 as compared to FY2007

LightPath® TECHNOLOGIES™

Next Phase for LightPath

A renewed focus on growth

Phase I
Refocus

- 85% of production activities moved to Chinese operation
- Improved tooling processes and materials
- Introduced low-cost glasses
- Developed new products and value added services aimed at multibillion dollar markets

Phase II
Growth

- Targeting multiple market verticals – defense, medical, industrial, telecommunications
- Focus on low-cost, high-margin applications
- Focus on large, multi-billion dollar market opportunities in industrial tools, laser projectors and thermal imaging products
- Build leadership team to drive growth
- Expansion & enhancement of global sales channels

Growth Strategy

Continue to:

- Drive the cost and performance curve in the asphere business to become the dominant player in high volume, low cost applications
- Expand portfolio of products to address large and/or growing markets: **defense, medical, industrial, telecommunications**
- Introduce new, value-added products to existing product lines to grow market share and move "up the food chain"
- Drive overseas expansion through wholly-owned Shanghai subsidiary

Develop:

- New products for industrial tools, micro-projectors and laser-based measurement tools and laser-based gas sensing instruments
- New class of infrared materials and lenses to address the $1B+ infrared optics market
  - Enabling technology for the commercialization of infrared devices
- An internationally recognized brand in the industry
- A strengthened sales distribution channel
  - Adding new sales leadership
  - Expanded & enhanced direct & indirect channels worldwide


LightPath Technologies

LightPath® TECHNOLOGIES™

Highlights and Results of New Growth Initiatives

New Products

- 11 new catalog products launched in 2010 for applications in *laser tools, biomedical, infrared, optical assemblies*
- 25+ new custom products in 2010 for targeted applications

Commercial Activities

- Sales in China have doubled from the first to the second half of FY2010
- Supply agreement with major IR camera supplier
- Multiple new international distributors signed

Innovation

- Research agreement with UCF signed for infrared materials research
- Completion of $750k Navy SBIR for the development of new pressing techniques for infrared materials

IR Coverage

- Cohen Independent Research Group initiates coverage and releases report highlighting LightPath as an investment with target price of $5.58

Marketing Events

- Jim Gaynor, CEO, featured on WALLSTREETCAST for two separate interviews (July and September) and a recurring Radio interviews on American Scene Radio

LightPath® TECHNOLOGIES™

Products



Precision Molded Optics

- All-glass aspheric lenses, RoHS compliant
- Diameters 200μm to 25mm, NA up to 0.85



Molded MWIR/LWIR Aspheric Lenses & Assemblies

- Wavelength range of glasses 1- 14μm
- Single & multi element assembly with athermalized designs





Valued Added Products

- Mounted aspheres, OEM modules, shaped lenses





Specialty Products

- GRADIUM optics
- Optical isolators and isolator assemblies
- Collimators

Markets Overview

Glass Aspheres

$1.2B
2014 Total Market



Drivers:
- Laser tools
- OEM laser modules
- FTTH
- Cloud computing
- Micro-projectors

Specialty Optics

$0.5B
2014 Total Market



Drivers:
- Telecomm growth
- Medical imaging
- Sensors
- High power lasers
- Optical assemblies

Infrared Imaging

$1.0B
2014 Total Market


FLIR

Drivers:
- Security cameras
- Defense applications
- Thermal imaging
- Gas sensing

Market Drivers: Continued expansion of laser-based applications and IR imaging

Targeted Markets

Glass Aspheres



- Laser tools
- Biomedical
- Telcomm lenses
- Micro-projectors

Targeting: $200M Market

Specialty Optics



- Telecom isolators
- Medical lasers
- High power lasers
- Optical assemblies

Targeting: $20M Market

Infrared Imaging


FLIR

- Security cameras
- Low cost thermal imaging
- Gas sensing

Targeting: $60M Market

LightPath® TECHNOLOGIES™

Management Team

J. James Gaynor *CEO*	Over 25 years of business and manufacturing experience in volume component manufacturing in electronics and optics industries. Prior to joining LightPath Mr. Gaynor was Director of Operations for Puradyn Filter Technologies. Previous to that he was Vice president of Operations and General Manager for JDS Uniphase Corporation's Transmission Systems Division from March 2000 to April 2002. His global business experience encompasses strategic planning, budgets, capital investment, employee development, cost reduction, acquisitions and business start-up and turnaround success
Dorothy Cipolla *Chief Financial Officer*	Ms. Cipolla has served as a CFO for both public and private companies. including Chief Financial Officer and Secretary of LaserSight Technologies, Inc., and Network Six, Inc., a NASDAQ-listed professional services firm. Ms. Cipolla was Vice President of Finance with Goliath Networks, Inc., a privately held network consulting company. From 2002 to 2003, Ms. Cipolla was Department Controller of Alliant Energy Corporation, a regulated utility.
Alan Symmons *Vice President, Engineering*	Mr. Symmons has been the Company's Director of Engineering since October 2006. In September 2010, he was promoted to Corporate Vice President of Engineering. Prior to joining LightPath. Mr. Symmons was Engineering Manager for Aurora Optical, a subsidiary of Multi-Fineline Electronix, (MFLEX), dedicated to the manufacture of cell phone camera modules. From 2000 – 2006, Mr. Symmons worked for Applied Image Group – Optics, (AIG/O), a recognized leader in precision injection molded plastic optical components and assemblies
Brian J. Soller, Ph. D. *Vice President, Corporate Development*	Dr. Soller has been with LightPath since September 2010. Previously, Dr. Soller was President of the Products Division at Luna Innovations Incorporated, a NASDAQ Company, where he led the product engineering, development, operations and marketing organizations in support of Luna's commercial products business. Brian attained his doctorate in Optical Science from the prestigious Institute of Optics at the University of Rochester in 2002. Dr. Soller is the author of multiple technical papers and holds patents in the areas of optical systems, guided wave integrated systems and fiber optics.
Robert Ripp *Chairman of the Board*	Mr. Ripp has served as Chairman of LightPath since November 1999. During portions of fiscal years 2002 and 2003 he also served as the Company's Interim President and Chief Executive Officer. Mr. Ripp was Chairman and CEO of AMP Incorporated from August 1998 until April 1999, when AMP was sold to TYCO International Ltd. Mr. Ripp held various executive positions at AMP from 1994 to August 1999. Mr. Ripp previously spent 29 years with IBM of Armonk, NY. He held positions in all aspects of operations within IBM culminating in the last four years as Vice President and Treasurer and he retired from IBM in 1993.

LightPath® TECHNOLOGIES™

Investment Highlights

- **Low cost, high volume manufacturer of optical components**
- **US public company with wholly-owned China manufacturing facility**
  - Low cost manufacturing platform
  - Access to Asian market
- **Strategy – Low Cost Structure / Access New Markets**
  - Thermal imaging, Industrial laser tools, consumer
- **Growth strategy**
  - China facility is currently at 48% capacity
- **Increase revenue with little capital expenditure**
- **Diversified product mix**
- **Strong IP Portfolio – 50 U.S. patents issued**
- **Large market opportunities**